EXHIBIT 10.58

              AMENDMENT NUMBER 1 TO NOTE PURCHASE AGREEMENT

            AMENDMENT NUMBER 1 TO NOTE PURCHASE AGREEMENT (this "AMENDMENT"), dated as of March 31, 1999 among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation, as issuer (in such capacity, the "ISSUER") and ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), amending that certain Note Purchase Agreement dated as of October 22, 1996, as amended prior to the date hereof (the "NOTE PURCHASE AGREEMENT").

            WHEREAS, the Issuer has requested that the Note Purchase Agreement be amended to reflect an increase in the Facility Amount; and

            WHEREAS, the Transaction Documents require the consent of the Surety Bond Provider to this amendment of the Note Purchase Agreement.

            NOW, THEREFORE, the parties hereby agree as follows:

            SECTION 1. DEFINED TERMS. As used in this Amendment, capitalized terms shall have the same meanings assigned thereto in the Note Purchase Agreement.

            SECTION 2. AMENDMENT TO DEFINITIONS. (a) The definition of "Facility Limit" is hereby deleted and replaced with the following:

            ""FACILITY LIMIT" shall mean shall mean $135,000,000."

            (b) The definition of "Insurance Agreement" is hereby deleted and replaced with the following:

            ""INSURANCE AGREEMENT" shall mean the Insurance Agreement dated as of October 1, 1996 between the Issuer, the Seller, the Collateral Agent, the Reserve Account Agent and the Surety Bond Provider as such agreement may be amended, modified and supplemented from time to time."

            SECTION 3. AMENDMENT TO EXHIBIT A. Exhibit A is hereby deleted and replaced with Exhibit A attached hereto.

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            SECTION 4. CONDITIONS PRECEDENT. This Amendment shall not become effective until the Company shall have received the following, each of which shall be in form and substance satisfactory to the Company:

                  (a) A copy of the resolutions of the Board of Directors of the Issuer, certified by its Secretary approving the execution, delivery and performance by the Issuer of this Amendment and the Note;

                  (b) The Restated Certificate of Incorporation of the Issuer, certified by the Secretary of State or other similar official of the Issuer's jurisdiction of incorporation dated a date reasonably prior to the date hereof;

                  (c) A Good Standing Certificate for the Issuer issued by the Secretary of State or a similar official of such Person's jurisdiction of incorporation and certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdic tion where such qualification is material to the transactions contemplated by this Amendment and the Transaction Documents to which the Issuer is a party, in each case, dated a date reasonably prior to the date hereof;

                  (d) A Certificate of a Vice President or more senior officer of the Issuer certifying that the representations and warranties of the Issuer contained in the Note Purchase Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof;

                  (e) An opinion of Buck, Keenan & Owens, LLP, counsel to the Issuer, in form and substance acceptable to the Company and its counsel, addressing certain corporate and enforceability matters relating to the Note, this Amendment and the Note Purchase Agreement as amended hereby;

                  (f) An executed replacement Note (the "REPLACEMENT NOTE") (in substantially the form called for by the Note Purchase Agree ment) in a principal amount equal to the Facility Limit as increased hereby, in replacement of the original Note (the "ORIGINAL NOTE");

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                  (g) An executed endorsement to the Surety Bond acknowl edging the increase in the Facility Limit provided for herein; and

                  (h) An executed copy of this Amendment.

            SECTION 5. CHANGE IN ADDRESS OF THE COMPANY. Effective upon the date hereof, the address of the Company set forth in Section 5.1 of the Note Purchase Agreement is hereby deleted and replaced with the following:

            Enterprise Funding Corporation
            c/o Global Securitization Services, LLC
            25 West 43rd St., Suite 704
            New York, New York  10036
            Attention:   Kevin Burns
            Telephone: (212) 302-8331
            Telecopy:   (212) 302-8767

            SECTION 6. REPRESENTATIONS AND WARRANTIES. The Issuer hereby makes to the Company on and as of the date hereof, the following representations and warran ties:

                  (a) AUTHORITY. The Issuer has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Note Purchase Agreement (as amended hereby). The execution, delivery and performance by the Issuer of this Amendment and the performance of the Note Purchase Agreement (as amended hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions;

                  (b) ENFORCEABILITY. This Amendment has been duly executed and delivered by the Issuer. Each of the Note Purchase Agreement (as amended hereby) and the Note delivered in connection herewith is the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, and is in full force and effect; and

                  (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Issuer contained in the Note Purchase Agreement (other than any such representations or warranties that, by their terms, are specif ically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

            SECTION 7. RETURN OF ORIGINAL NOTE. The Company shall, upon receipt of the Replacement Note, return the Original Note to the Issuer for cancellation.

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            SECTION 8. LIMITED SCOPE. This amendment is specific to the circum stances described above and does not imply any future amendment or waiver of rights allocated to the Company under the Note Purchase Agreement.

            SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 10. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 11. RATIFICATION. Except as expressly affected by the provisions hereof, the Note Purchase Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 1 as of the date first written above.


                                 FIRST INVESTORS AUTO RECEIVABLES
                                   CORPORATION, as Issuer



                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 ENTERPRISE FUNDING CORPORATION,
                                   as Company



                                 By: ___________________________________________
                                     Name:
                                     Title:


Consented to this __ day of March, 1999:

MBIA INSURANCE CORPORATION



By: ____________________________
    Name:
    Title: